SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a party other than the Registrant           ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

SIT LARGE CAP GROWTH FUND, INC.
SIT MID CAP GROWTH FUND, INC.
SIT MONEY MARKET FUND, INC.
SIT U.S. GOVERNMENT SECURITIES FUND, INC.
SIT MUTUAL FUNDS, INC.
SIT MUTUAL FUNDS II, INC.
SIT MUTUAL FUNDS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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SIT LARGE CAP GROWTH FUND, INC.
SIT MID CAP GROWTH FUND, INC.
SIT U.S. GOVERNMENT SECURITIES FUND, INC.
SIT MONEY MARKET FUND, INC.
SIT MUTUAL FUNDS, INC., Comprised of:
SIT SMALL CAP GROWTH FUND
SIT BALANCED FUND
SIT SCIENCE AND TECHNOLOGY GROWTH FUND
SIT DIVIDEND GROWTH FUND
SIT INTERNATIONAL GROWTH FUND
SIT DEVELOPING MARKETS GROWTH FUND
SIT MUTUAL FUNDS II, INC., Comprised of:
SIT TAX-FREE INCOME FUND
SIT MINNESOTA TAX-FREE INCOME FUND
SIT BOND FUND
SIT MUTUAL FUNDS TRUST, Comprised of:
SIT FLORIDA TAX-FREE INCOME FUND

3300 IDS Center
Minneapolis, Minnesota 55402

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 18, 2004

September 10, 2004

Dear Shareholders:

        Notice is hereby given that the joint annual meeting of the shareholders of Sit Large Cap Growth Fund, Inc. (“Large Cap Fund”), Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”), Sit Small Cap Growth Fund (“Small Cap Fund”), Sit Balanced Fund (“Balanced Fund”), Sit Science and Technology Growth Fund (“Science and Technology Fund”), Sit Dividend Growth Fund (“Dividend Fund”), Sit International Growth Fund (“International Fund”) and Sit Developing Markets Growth Fund (“Developing Markets Fund”) (collectively the “Stock” Funds), Sit Money Market Fund, Inc. (“Money Market Fund”), Sit U.S. Government Securities Fund, Inc. (“U.S. Government Fund”), Sit Bond Fund (“Bond Fund”), Sit Tax-Free Income Fund (“Tax-Free Income Fund”), Sit Minnesota Tax-Free Income Fund (“Minnesota Fund”), and Sit Florida Tax-Free Income Fund (“Florida Fund”) (collectively the “Bond” Funds) (the Stock and Bond Funds, collectively, the “Funds”) will be held at 6:15 p.m. (Minneapolis time) on Monday, October 18, 2004 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota. Preceding the meeting there will be a reception and discussion with the Funds’ managers beginning at 4:00 p.m. The joint annual meeting of shareholders is being held for the following purposes:

1.	To elect the Board of Directors or Trustees for each Fund;

2.	To ratify the Board’s selection of KPMG LLP to serve as each Fund’s independent auditor for the fiscal years ending March 31, 2005 or June 30, 2005; and

3.	To transact such other business as may properly come before the meeting.

        Shareholders of record on August 20, 2004 are the only persons entitled to notice of and to vote at the meeting. We hope you can attend. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY MATERIAL. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the accompanying Proxy Statement.

By Order of the Board of Directors/Trustees,

/s/   Eugene C. Sit
Eugene C. Sit
Chairman

PROXY STATEMENT

SIT LARGE CAP GROWTH FUND, INC.
SIT MID CAP GROWTH FUND, INC.
SIT U.S. GOVERNMENT SECURITIES FUND, INC.
SIT MONEY MARKET FUND, INC.
SIT MUTUAL FUNDS, INC., Comprised of:
SIT SMALL CAP GROWTH FUND
SIT BALANCED FUND
SIT SCIENCE AND TECHNOLOGY GROWTH FUND
SIT DIVIDEND GROWTH FUND
SIT INTERNATIONAL GROWTH FUND
SIT DEVELOPING MARKETS GROWTH FUND
SIT MUTUAL FUNDS II, INC., Comprised of:
SIT TAX-FREE INCOME FUND
SIT MINNESOTA TAX-FREE INCOME FUND
SIT BOND FUND
SIT MUTUAL FUNDS TRUST, Comprised of:
SIT FLORIDA TAX-FREE INCOME FUND

3300 IDS Center
Minneapolis, Minnesota 55402

JOINT ANNUAL MEETING OF SHAREHOLDERS – OCTOBER 18, 2004

        The enclosed Proxy is solicited by the Boards of Directors of Sit Large Cap Growth Fund, Inc. (“Large Cap Fund”), Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”), Sit Small Cap Growth Fund (“Small Cap Fund”), Sit Balanced Fund (“Balanced Fund”), Sit Science and Technology Growth Fund (“Science and Technology Fund”), Sit Dividend Growth Fund (“Dividend Fund”), Sit International Growth Fund (“International Fund”) and Sit Developing Markets Growth Fund (“Developing Markets Fund”) (collectively the “Stock” Funds), Sit Money Market Fund, Inc. (“Money Market Fund”), Sit U.S. Government Securities Fund, Inc. (“U.S. Government Fund”), Sit Bond Fund (“Bond Fund”), Sit Tax-Free Income Fund (“Tax-Free Income Fund”), Sit Minnesota Tax-Free Income Fund (“Minnesota Fund”), and Sit Florida Tax-Free Income Fund (“Florida Fund”) (collectively the “Bond” Funds) (the Stock and Bond Funds, collectively, the “Funds”), in connection with the joint annual meeting of shareholders of the Funds to be held at 6:15 p.m. (Minneapolis time) on Monday, October 18, 2004 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of the Joint Annual Meeting of Shareholders and this Proxy Statement, will be paid by the Funds, and such mailing will take place on approximately September 10, 2004. Representatives of the Funds may, without cost to the Funds, solicit Proxies for the management of the Funds by means of mail, telephone or personal calls.

        The Sit Mutual Funds are comprised of seven issuers of either one series or multiple series of shares. Each series is a separate mutual fund. Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., Sit U.S. Government Securities Fund, Inc., and Sit Money Market Fund, Inc. are corporations and each issue a single series of shares (collectively, the “Non-Series Funds”). Sit Mutual Funds, Inc. is the corporate issuer of the International Fund, Balanced Fund, Developing Markets Fund, Small Cap Fund, Science and Technology Fund and Dividend Fund; and Sit Mutual Funds II, Inc. is the corporate issuer of the Tax-Free Income Fund, Minnesota Fund and Bond Fund. Sit

Mutual Funds Trust is a Delaware statutory trust and the issuer of the Sit Florida Tax-Free Income Fund. (The series funds of Sit Mutual Funds, Inc., Sit Mutual Funds II, Inc., and Sit Mutual Funds Trust are referred to collectively as the “Series Funds”). The Funds’ investment adviser is Sit Investment Associates, Inc., (the “Adviser”) 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

        In order for the meeting to go forward for an issuer, there must be a quorum present. Each shareholder is entitled to one vote for each share held. A majority of the shares outstanding of each Non-Series Fund must be present in person or by proxy to achieve a quorum and 10% of the shares outstanding of each corporate or statutory trust issuer of a Series Fund must be present in person or by proxy to achieve a quorum. Shareholders of the Series Funds underlying Sit Mutual Funds, Inc. and Sit Mutual Funds II, Inc. vote together as shareholders of their respective corporate issuer. Provided a quorum is represented, for each Fund other than Sit Florida Tax-Free Income Fund, approval of proposal 1 requires the vote of a plurality of shares represented at the meeting and approval of proposal 2 requires the affirmative vote of more than 50% of shares of each issuer represented at the meeting. For Sit Florida Tax-Free Income Fund, approval of proposals 1 and 2 requires the affirmative vote of a majority of the shares voted, provided a quorum is present at the meeting. Neither of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.

        A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Funds, or at the meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted “for” each item for which no choice is specified, in accordance with the recommendation of the applicable Fund’s Board of Directors or Trustees. (The trustees of Sit Mutual Funds Trust are referred to herein as “directors” and the Board of Trustees is referred to as the “Board of Directors.”) In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder’s choice. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified on all proposals other than the election of directors.

        For the Funds other than Sit Florida Tax-Free Income Fund, abstentions will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the item on which the abstention is noted, and will have the same effect as a vote “against” such item. With respect to the election of directors, a shareholder may withhold authority to vote on a director. Assuming a quorum is present, however, such action will have no effect on the proposal to elect directors. Under the Rules of the New York Stock Exchange, if a proposal is considered “non-discretionary,” then brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall not be counted as present for purposes of calculating the vote with respect to such proposal. Neither of the proposals being presented to shareholders at the meeting is considered non-discretionary.

        For the Sit Florida Tax-Free Income Fund, because both proposals are decided by a majority of the shares voted, abstentions and withholding authority will have no effect on either proposal.

        So far as the Board of Directors is aware, no matter other than those described in this Proxy Statement will be acted upon at the meeting. Should other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to act upon such matters according to their best judgment.

        In the event that sufficient Proxy votes in favor of the proposals set forth in the Notice of Joint Annual Meeting of Shareholders are not received by October 18, 2004, the persons named as proxies may propose one or more adjournments of the meeting with respect to one or more of the Funds to permit further solicitation of Proxies. With respect to any Fund, an adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as proxies will vote in favor of such adjournments with respect to any of said proposals if the proxies are instructed, by more than a majority of the shares represented in person or by proxy, to vote “for” the proposal(s) for which the adjournment is being proposed. The persons named as proxies will vote against such adjournment if they are instructed (by a majority of the shares represented in person or by proxy) to vote “against” the proposal(s) for which the adjournment is being proposed.

        Only shareholders of record on August 20, 2004 may vote at the meeting or any adjournment thereof. As of August 20, 2004, the Funds had the following number of issued and outstanding common shares, the only class of securities of each Fund:

Large Cap Fund	1,951,280	Science and Technology Fund	1,789,465	U.S. Government Fund	24,893,057
Mid Cap Fund	19,555,418	Dividend Fund	686,345	Bond Fund	1,505,467
Small Cap Fund	7,535,088	International Fund	2,957,488	Tax-Free Income Fund	34,234,472
Balanced Fund	894,070	Developing Markets Fund	808,230	Minnesota Fund	21,269,718
		Money Market Fund	46,517,111	Florida Fund	294,593

PROPOSAL 1
ELECTION OF DIRECTORS

        It is intended that the enclosed Proxies will be voted for the election of the persons named below as directors for the applicable Funds, or in the case of the Series Funds, the applicable corporation or trust, unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a Fund Director will be until the next regular or special meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

DIRECTOR NOMINEE INFORMATION:

        Pertinent information regarding each nominee is set forth below. The business address of each nominee is the same as that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402.

Name, Address and Age	Position Held with the Funds	Term of Office(1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships (2) Held By Director

Interested Directors:

Eugene C. Sit (3) Age: 66	Director and Chairman	Director/Trustee since inception.	Chairman, CEO and CIO of Sit Investment Associates, Inc. (the “Adviser”) and Sit/Kim International Investment Associates, Inc. (“Sit/Kim”); Director of SIA Securities Corp. (the “Distributor”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”).	14	Corning Incorporated; Smurfit – Stone Container Corporation.

(Table Continued)

Name, Address and Age	Position Held with the Funds	Term of Office(1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships (2) Held By Director

Interested Directors (continued):

William E. Frenzel (3) Age: 76	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser, Sit/Kim and SF.	14	None.

Independent Directors:

John E. Hulse Age: 71	Director	Director since 1995 or the Fund’s inception if later.	Trustee, Pacific Gas & Electric Nuclear Decommissioning Master Trust.	14	None.

Sidney L. Jones Age: 70	Director	Director from 1988 to 1989 and from 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Consortium of 17 Universities; Senior Advisor to Lawrence and Co., Toronto, Canada.	14	None.

Bruce C. Lueck Age: 63	Director	Director since 2004.	President & Chief Investment Officer, Okabena Investment Services, Inc. from 1985 to 2003; Board Member, Okabena Company from 1985 to 2003.	14	None.

Donald W. Phillips Age: 56	Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to present; President of Forstmann-Leff International, Inc. (an investment adviser) from 1997 to 4/2000.	14	None.

Melvin C. Bahle Age: 85	Director Emeritus (not standing for election)	Director Emeritus since 1995 or the Fund’s inception if later.	Director and/or officer of several foundations and charitable organizations.	14	None.

1)	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
2)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.
3)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

DIRECTOR SHARE HOLDINGS:

        The table below indicates the dollar range of equity securities beneficially owned by each Director in each Fund and in all Sit Mutual Funds in the aggregate overseen by the Director as of August 9, 2004.

	Eugene C. Sit (1)	William E. Frenzel (1)	John E. Hulse	Sidney L. Jones	Bruce C. Lueck	Donald W. Phillips

Large Cap Growth Fund	Over $100,000	Over $100,000	Over $100,000	$50,001 – $100,000	None	None

Mid Cap Growth Fund	Over $100,000	Over $100,000	Over $100,000	$50,001 – $100,000	$50,001 – $100,000	Over $100,000

Small Cap Growth Fund	Over $100,000	Over $100,000	Over $100,000	$50,001 – $100,000	$10,001 – $50,000	Over $100,000

Balanced Fund	Over $100,000	None	None	$1 – $10,000	None	None

Science and Technology Fund	Over $100,000	$50,001 – $100,000	Over $100,000	None	$10,001 – $50,000	None

International Fund	Over $100,000	Over $100,000	Over $100,000	None	None	$10,001 – $50,000

Dividend Fund	Over $100,000	$10,001 – $50,000	None	$1 – $10,000	$10,001 – $50,000	None

Developing Markets Fund	Over $100,000	$10,001 – $50,000	None	None	None	None

Money Market Fund	$1 – $10,000	None	$1 – $10,000	None	$50,001 – $100,000	None

U.S. Government Fund	Over $100,000	None	None	Over $100,000	None	None

Bond Fund	$10,001 – $50,000	None	None	None	None	None

Tax-Free Income Fund	Over $100,000	Over $100,000	None	None	Over $100,000	None

Minnesota Fund	Over $100,000	None	Non e	None	None	None

Florida Fund	None	None	None	None	None	None

Aggregate Dollar Range of Equity Securities in the 14 Sit Mutual Funds	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

1)

 Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

        The table below indicates the amount of securities owned beneficially, or of record, by each independent Director, and their immediate family members, in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds. Information provided is as of June 30, 2004.

Name of Independent Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class

John E. Hulse	—	—	—	—	—

Sidney L. Jones	—	—	—	—	—

Bruce C. Lueck	Bruce C. Lueck	Sit Capital Fund, L.P. (2)	L.P.	$162,597	0.4%

Donald W. Phillips	Phillips Financial, L.P. (1)	Sit Capital Fund II, L.P. (2)	L.P.	$820,869	4.1%

1) Donald W. Phillips is a general partner of Phillips Financial, L.P.

2) Sit Investment Associates, Inc. is the general partner and a limited partner.

        There were four joint meetings of the Funds’ Boards of Directors during their fiscal years ended March 31, 2004 for the Bond Funds and June 30, 2004 for the Stock Funds. Each director attended all meetings, except Donald W. Phillips did not attend the meeting held on April 27, 2004, and Bruce C. Lueck was elected Director of the Sit Mutual Funds effective January 1, 2004, and attended all meetings during the respective fiscal years that were held after his election.

STANDING BOARD COMMITTEES:

        Audit Committee: The Funds’ Boards of Directors has standing audit committees for each board, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act. Each audit committee is comprised of John E. Hulse, Sidney L. Jones, Bruce C. Lueck, and Donald W. Phillips. The Funds’ Boards of Directors have determined that each member of the audit committees is not an “interested person” as defined in the Investment Company Act of 1940. The primary responsibilities of the audit committees are (a) to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls, and the internal controls of the Funds’ accounting, transfer agency and custody service providers, (b) to oversee the Funds’ financial reporting and the independent audit of the Funds’ financial statements, and (c) to act as a liaison between the Funds’ independent auditors and the full Boards of Directors. There were three joint meetings of the audit committees held during the fiscal years ended March 31, 2004 for the Bond Funds and June 30, 2004 for the Stock Funds, which were attended by each member of the audit committee. Bruce C. Lueck was elected as a member of the audit committee on February 15, 2004 and the audit committees have not held a meeting since his election. The Boards of Directors have adopted a written charter for the audit committees, a copy of which has been included as an appendix to the registrant’s proxy statement within the past three fiscal years.

        Other Board Committees: The Boards of Directors do not have nominating or compensation committees. Because of the small size of the Funds’ Boards of Directors and typically long tenure, it is their view that it is appropriate for the Funds to not have a director nominating committee. All six directors, including all four independent directors, participate in the consideration of director nominees and approved the re-election of the existing Boards of Directors.

        Selection Of Director Nominees: The Funds have not received any shareholder recommendations for director nominees. The Board of Directors will consider shareholder recommendations for director nominees in connection with each annual shareholders meeting of the Funds and any special shareholders meeting which is called for the purpose of electing directors. The Board of Directors will evaluate nominees for director recommended by a shareholder in the same manner it evaluates other nominees.

        A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Mr. Eugene C. Sit) at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402-2211. At a minimum, the recommendation should include:

•	the name, address, and business, of the person being recommended;
•	pertinent background of the person being recommended including education and current and former occupations;
•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;
•	any other information concerning the person that the Funds would be required to include in a proxy statement pursuant to the Securities Exchange Act of 1934 and the Rules thereunder, if he or she was nominated; and
•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

        The recommendation also can include any additional information which the person submitting it believes would assist the Board of Directors in evaluating the recommendation. In order for the Board of Directors to consider a shareholder’s recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Board of Directors no later than May 15 in that year. In addition to considering shareholder recommendations, the Board of Directors may consider recommendations by business and personal contacts of current Board members, and by Fund management.

        In evaluating director nominees, the Board of Directors considers many factors, including but not limited to, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable Securities and Exchange Commission (“SEC”) rules. The Board of Directors also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. Individuals being considered are asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC rules to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS:

        Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN, 55402-2211. Shareholders can communicate directly with an individual director by writing to that director at the same address. Such communications to the Board or individual directors are forwarded directly to the appropriate board member.

DIRECTOR ATTENDANCE AT SHAREHOLDERS MEETINGS:

        The directors are encouraged to attend annual shareholders meetings of the Funds in person. All directors attended the Funds’ 2003 annual shareholders meeting in person, and were available to meet with shareholders before and after the meeting.

DIRECTOR COMPENSATION:

        The following table sets forth the aggregate compensation received by each Director from each Fund during the most recently ended fiscal year of each Fund, and from all fourteen of the Sit Mutual Funds during such periods. Pursuant to the advisory agreement with each Fund, the Adviser pays all of the Funds’ expenses including the compensation and expenses of the Directors (but excluding extraordinary expenses, interest, brokerage commissions, and other transaction charges relating to investing activities). The directors who are not paid employees or officers of the Funds receive an annual retainer of $25,000. The directors receive $2,500 for attendance at Board of Directors meetings, and $1,000 for attendance at Audit Committee meetings. These amounts are evenly allocated among the Funds and listed in the following table. In addition, directors are reimbursed for their out-of-pocket expenses incurred while traveling to attend Board and Committee meetings, on Fund business, and to attend mutual fund industry conferences or seminars.

        The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the twelve months ended December 31, 2003. Bruce C. Lueck was elected Director of the Sit Mutual Funds effective January 1, 2004, therefore his compensation covers less than the full period stated above. Eugene C. Sit is an officer of the Adviser and its affiliates and did not receive any such compensation and is not included in the table.

Name of Director	Aggregate Compensation From Each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex (1)

William E. Frenzel	$ 2,500	None	None	$ 35,000

John E. Hulse	$ 2,714	None	None	$ 38,000

Sidney L. Jones	$ 2,714	None	None	$ 38,000

Bruce C. Lueck	$ 1,321	None	None	$ 18,500

Donald W. Phillips	$ 2,536	None	None	$ 35,500

1) For the period ending December 31, 2003 the Sit Funds consisted of 12 investment companies, and effective January 1, 2004 the Sit Funds consisted of 14 investment companies.

BOARD RECOMMENDATION:

        EACH FUND’S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE PERSONS NAMED ABOVE AS DIRECTORS.

        If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a Director.

PROPOSAL 2
RATIFICATION OF INDEPENDENT AUDITOR

        The 1940 Act provides that every registered investment company shall be audited at least once each year by independent auditors selected by a majority of the directors of the investment company who are not interested persons of the investment company. The 1940 Act requires that such selection be submitted for ratification or rejection by the shareholders at their next meeting following such selection.

        At a meeting held on July 26, 2004, the directors of the Funds (including the members of the audit committees) unanimously selected KPMG LLP to be each Fund’s independent auditor for the fiscal year ending March 31, 2005 for the Bond Funds and June 30, 2005 for the Stock Funds. Such firm has served as each Fund’s independent auditor since each such Fund’s inception. KPMG LLP has no material direct or indirect financial interest in any of the Funds, other than the receipt of fees for services to the Funds. KPMG LLP examines the annual financial statements of the Funds and provides certain other audit-related and tax-related services to the Funds.

        Representatives of KPMG LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make statements to shareholders if they so desire, and are expected to be available to respond to any questions, which may arise at the meeting.

FEES PAID TO KPMG LLP:

        Under the terms of the Investment Management Agreement between the Funds and the Adviser, the Adviser pays all of the Funds’ expenses, including fees paid to KPMG LLP (but excluding extraordinary expenses, interest, brokerage commissions, and other transaction charges relating to investing activities).

        Audit Fees: Fees billed by KPMG LLP for professional services in connection with the audit of the Funds’ financial statements during the last two fiscal years are set forth below.

Fund	2004	2003	Fund	2004	2003
Large Cap Fund	$18,000	$17,500	Money Market Fund	$16,500	$16,000
Mid Cap Fund	21,000	21,000	U.S. Government Fund	15,000	14,500
Small Cap Fund	15,500	15,000	Bond Fund	13,000	12,500
Balanced Fund	12,500	11,500	Tax-Free Income Fund	21,000	20,500
Science and Technology Fund	12,500	11,500	Minnesota Fund	17,000	16,200
Dividend Fund	12,000	n/a	Florida Fund	15,000	n/a
International Fund	19,500	19,500
Developing Markets Fund	12,000	11,000

        Audit-Related Fees:   KPMG LLP did not bill for services related to the performance of the audit of the Funds’ financial statements in the last two fiscal years that are not reported above.

        Tax Fees:   KPMG LLP billed each Fund $3,600 in fiscal year 2004 and $3,480 in fiscal year 2003 for tax-related services provided to each Fund. Tax related services consist of tax compliance, tax advice, and tax planning. These services relate primarily to the preparation of tax returns and regulated investment company qualification testing and analysis.

        All Other Fees:   KPMG LLP billed the Funds $25,000 in aggregate (the aggregate amount allocated evenly between the 14 Funds would be approximately $1,786 per Fund) for services performed to complete a review of the

Funds’ late trading and market timing processes and controls. The services were billed in April 2004, which was in the fiscal year ended June 30, 2004 for the Stock Funds and the fiscal year ending March 31, 2005 for the Bond Funds. KPMG LLP did not bill for services other than the services reported above in the fiscal year ended June 30, 2003 and March 31, 2003 for the Stock and Bond Funds respectively.

        Aggregate Non-Audit Fees:   The aggregate non-audit fees billed by KPMG LLP to each of the Funds and the Adviser and entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Funds for the two most recently completed fiscal years were $108,200.00 and $121,300.00, respectively.

AUDIT COMMITTEE PRE-APPROVAL POLICIES:

        The Audit Committee has established procedures requiring the Audit Committee to pre-approve audit and non-audit services performed for the Funds by KPMG LLP in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Services to be provided by KPMG LLP must receive general pre-approval or specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the Audit Committee. The Audit Committee may delegate pre-approval authority to the Audit Committee chairman. The chairman shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by KPMG LLP to management.

        Fees for services performed by KPMG LLP prior to the effective date of SEC rules relating to the pre-approval of non-audit services (May 6, 2003) were not approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All fees for services performed by KPMG LLP after the effective date of the SEC rules relating to the pre-approval of non-audit services were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. The Audit Committee has determined that the provision of non-audit services rendered to the Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

BOARD RECOMMENDATION:

        EACH FUND’S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS EACH FUND’S INDEPENDENT AUDITOR.

OFFICERS OF THE FUNDS

        Information about each officer’s position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years, and the business address is the same as that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. No officer receives any compensation from the Funds.

Name, Address and Age	Position Held with the Funds	Term of Office(7) and Length of Time Served	Principal Occupations During Past Five Years

Eugene C. Sit (1) Age: 66	Director and Chairman	Director since inception.	Chairman, CEO and CIO of Sit Investment Associates, Inc. (the “Adviser”) and Sit/Kim International Investment Associates, Inc. (“Sit/Kim”); Director of SIA Securities Corp. (the “Distributor”), and Chairman and

Peter L. Mitchelson Age: 63	Vice Chairman	Officer since inception.	Director, President, Senior Investment Officer, and Director of Client Services of the Adviser; Director and Executive Vice President of Sit/Kim; Vice Chairman of SF; Director of the Distributor; Director of

Roger J. Sit (1) Age: 42	Executive Vice President	Officer since 1998.	Director, Executive Vice President – Research and Investment Management of the Adviser; Director, President, COO and Deputy CIO of Sit/Kim.

Michael C. Brilley (2) Age: 59	Senior Vice President	Officer since 1984.	Senior Vice President and Senior Fixed-Income Officer of the Adviser; Director, President and Chief Fixed-Income Officer of SF. Director of the Sit Funds (Bond Funds only) through 4/30/02.

Erik S. Anderson (3) Age: 61	Vice President – Investments	Officer since 1991.	Vice President – Research and Investment Management of the Adviser.

Mark H. Book (4) Age: 41	Vice President – Investments	Officer since 2002.	Vice President and Portfolio Manager of SF.

Kelly K. Boston Age: 35	Assistant Secretary & Assistant Treasurer	Officer since 2000.	Staff Attorney of the Adviser.

Bryce A. Doty (5) Age: 37	Vice President – Investments	Officer since 1996.	Vice President and Portfolio Manager of SF.

Michael P. Eckert Age: 49	Vice President – Institutional Client Group	Officer since 1989.	Institutional Client Group sales of the Funds.

Paul J. Junquist (6) Age: 43	Vice President – Investments	Officer since 1996.	Vice President and Portfolio Manager of SF.

Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 59	Secretary	Officer since 1984.	Partner of Dorsey & Whitney, LLP, the Funds' General Counsel.

Paul E. Rasmussen Age: 43	Vice President and Treasurer	Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of Sit/Kim and SF; President & Treasurer of the Distributor.

(Table Continued)

Name, Address and Age	Position Held with the Funds	Term of Office(7) and Length of Time Served	Principal Occupations During Past Five Years

Carla J. Rose Age: 38	Vice President, Assistant Treasurer & Assistant Secretary	Officer since 1994.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Administration and Controller of Sit/Kim; Controller and Treasurer of SF.

Debra A. Sit (1)(2) Age: 44	Vice President – Investments	Officer since 1991.	Vice President – Bond Investments of the Adviser; Senior Vice President, Assistant Treasurer and Assistant Secretary of SF; Assistant Treasurer and Assistant Secretary of Sit/Kim.

Robert W. Sit (1)(3) Age: 35	Vice President – Investments	Officer since 1997.	Vice President – Research and Investment Management of the Adviser.

Ronald D. Sit (1)(3) Age: 45	Vice President – Investments	Officer since 1991.	Vice President – Research and Investment Management of the Adviser.

1)	Roger Sit, Ronald Sit and Robert Sit are sons of Eugene C. Sit. Debra Sit is the daughter of Eugene C. Sit.
2)	Sit Bond Funds only: Sit U.S. Government Securities Fund, Inc.; Sit Money Market Fund, Inc.; Sit Mutual Funds II, Inc.; and Sit Florida Tax-Free Income Fund.
3)	Sit Stock Funds only: Sit Mid Cap Growth Fund, Inc.; Sit Large Cap Growth Fund, Inc.; and Sit Mutual Funds, Inc.
4)	Sit U.S. Government Securities Fund, Inc. and Sit Bond Fund only.
5)	Sit U.S. Government Securities Fund, Inc.; Sit Bond Fund; and Sit Balanced Fund only.
6)	Sit Money Market Fund, Inc.; Sit Tax-Free Income Fund; Sit Minnesota Tax-Free Income Fund; and Sit Florida Tax-Free Income Fund only.
7)	Officers are elected by the Board of Directors and serve until their resignation or termination.

ANNUAL REPORTS OF THE FUNDS

        The combined Annual Report of the Bond Funds, containing financial statements for the fiscal year ended March 31, 2004 was mailed to shareholders of the Bond Funds on approximately May 28, 2004. The combined Annual Report of the Stock Funds, containing financial statements for the fiscal year ended June 30, 2004 was mailed to shareholders of the Stock Funds on approximately August 28, 2004. If you have not received a report for your Fund or would like to receive another copy, please contact the Funds by phone at 800-332-5580 or 612-334-5888 or by mail at 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402, and one will be sent, without charge, by first class mail, within three business days.

SHAREHOLDERS WITH THE SAME ADDRESS

        The Funds’ practice is to “household,” or consolidate shareholder mailings of proxy statements to shareholders who share the same address. This means that a single copy of this proxy statement is sent to the address of record. If at any time you wish to receive multiple copies of the proxy statement at your address, you may contact the Funds by phone at 800-332-5580 or by mail at 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402, and the Funds will mail additional proxy statements for each of your accounts within 30 days of your request. You may also contact the Funds in the same manner and request that you receive a single copy of proxy statements if you are receiving multiple copies at a particular address.

SHARE OWNERSHIP

        Except as set forth below, no person or entity, to the knowledge of Fund management beneficially owned more than 5% of the outstanding shares of any Fund as of August 20, 2004.

        The following table sets forth certain share ownership information (including the number of shares owned and the percentage of total outstanding shares of the Funds such shares represented) with respect to directors of the Funds, all officers and directors as a group, and persons and entities known by the Funds to beneficially own more than 5% of any of the Fund’s outstanding shares as of August 20, 2004.

	Number of Shares Beneficially Owned
Beneficial Owners	Large Cap Fund		Mid Cap Fund		Small Cap Fund		Balanced Fund
Directors:	#	%	#	%	#	%	#	%
Eugene C. Sit	45,573	2.34	876,292	4.48	188,467	2.50	13,569	1.52
William E. Frenzel	11,491	(a)	17,345	(a)	9,946	(a)	0
John E. Hulse	8,803	(a)	62,201	(a)	14,145	(a)	0
Sidney L. Jones	1,951	(a)	6,787	(a)	2,657	(a)	0
Bruce C. Lueck	0		2,716	(a)	981	(a)	0
Donald W. Phillips	0		14,663	(a)	9,469	(a)	0
All Director & Officers:	100,891	5.17	1,571,962	8.04	408,884	5.43	13,832	1.55
Directors, Officers, Adviser & Employees: (b)	369,807	18.95	2,825,934	14.45	938,510	12.46	230,322	25.76

(a) Less than 1%.
(b) Reflects the combined share ownership information with respect to each Fund’s directors, officers, adviser (Sit Investment Associates, Inc.) and the adviser’s subsidiaries and employees.

Other 5% Shareholders:
Charles Schwab & Co.	101,633	5.21			680,377	9.03	84,410	9.44
Special Custody Acct
101 Montgomery Street
San Francisco, CA
National Financial Services Corp.			994,045	5.08	640,920	8.51
FBO Customers
P.O. Box 3980
New York, NY
VALIC Separate Account			1,888,533	9.66	3,142,105	41.70
2919 Allen Parkway
Houston, TX
Christ Presbyterian Church							71,489	8.00
6901 Normandale Rd
Minneapolis, MN
Olcoba Co.							52,017	5.82
C/O Stanton Trust Company
3405 Annapolis Lane N. Ste 100
Minneapolis, MN

	Number of Shares Beneficially Owned
Beneficial Owners	Science and Technology Fund		International Fund		Developing Markets Fund		Dividend Fund
Directors:	#	%	#	%	#	%	#	%
Eugene C. Sit	83,486	4.67	194,587	6.58	199,248	2.38	40,225	5.86
William E. Frenzel	11,930	(a)	18,545	(a)	1,056	(a)	2,007	(a)
John E. Hulse	21,031	(a)	19,834	(a)	0		0
Sidney L. Jones	0		0		0		748	(a)
Bruce C. Lueck	2,603	(a)	0		0		2,510	(a)
Donald W. Phillips	0		1,080	(a)	0		0
All Directors & Officers:	149,142	8.33	330,016	11.16	33,313	4.12	55,744	8.12

Directors, Officers, Adviser & Employees: (b)	611,871	34.19	689,293	23.31	159,505	19.74	223,967	32.63

(a) Less than 1%.
(b) Reflects the combined share ownership information with respect to each Fund's directors, officers, adviser (Sit Investment Associates, Inc.) and the adviser's subsidiaries and employees.

Other 5% Shareholders:
Charles Schwab & Co.			230,598	28.53
Special Custody Acct
101 Montgomery Street
San Francisco, CA
MAC & Co. A/C CLRF5051922	453,560	15.34
P.O. Box 3198
Pittsburgh, PA
National Financial Services Corp.			71,453	8.84
FBO Customers
P.O. Box 3908
New York, NY

	Number of Shares Beneficially Owned
Beneficial Owners	Bond Fund		Tax-Free Income Fund		Minnesota Fund		Florida Fund
Directors:	#	%	#	%	#	%	#	%
Eugene C. Sit	1,904	(a)	381,479	1.11	443,406	2.08	0
William E. Frenzel	0		201,059	(a)	0		0
John E. Hulse	0		0		0		0
Sidney L. Jones	0		0		0		0
Bruce C. Lueck	0		10,530	(a)	0		0
Donald W. Phillips	0		0		0		0
All Directors & Officers:	1,904	(a)	905,279	2.64	821,103	3.86	0

Directors, Officers, Adviser & Employees: (b)	155,438	10.32	1,976,754	5.77	912,145	4.29	234,731	79.68

(a) Less than 1%.
(b) Reflects the combined share ownership information with respect to each Fund’s directors, officers, adviser (Sit Investment Associates, Inc.) and the adviser’s subsidiaries and employees.

Other 5% Shareholders:
Charles Schwab & Co.	217,189	14.43	8,161,979	23.84	3,294,663	15.49
Special Custody Acct
101 Montgomery Street
San Francisco, CA
National Financial Services Corp.			4,332,274	12.65	1,090,108	5.13
FBO Customers
P.O. Box 3908
New York, NY
Norwest Bank MN	282,304	18.75
FBO Victor C. Wallestad Foundation, P.O. Box 1533
Minneapolis, MN
Frank R. Zimmerman	95,044	6.31
Northern Trust Customer IRA
4291 Maitland Road
Acme, MI

	Number of Shares Beneficially Owned
Beneficial Owners	U.S. Government Fund		Money Market Fund
Directors:	#	%	#	%
Eugene C. Sit	16,680	(a)	457	(a)
William E. Frenzel	0		0
John E. Hulse	0		1,153	(a)
Sidney L. Jones	47,780	(a)	0
Bruce C. Lueck	0		89,786	(a)
Donald W. Phillips	0		0
All Directors & Officers:	78,587	(a)	130,120	(a)
Directors, Officers, Adviser & Employees: (b)	255,340	1.03	14,052,105	30.21

(a) Less than 1%.
(b) Reflects the combined share ownership information with respect to each Fund’s directors, officers, adviser (Sit Investment Associates, Inc.) and the adviser’s subsidiaries and employees.

Other 5% Shareholders:
Charles Schwab & Co.	11,178,439	44.91
Special Custody Acct
101 Montgomery Street
San Francisco, CA
National Financial Services Corp.	5,336,164	21.44
FBO Customers
P.O. Box 3908
New York, NY
Metropolitan Sports Facilities Commission			7,375,640	15.86
900 South 5th Street
Minneapolis, MN

SHAREHOLDER PROPOSALS

        Under the Securities Exchange Act of 1934 (the “Exchange Act”), Fund shareholders may submit proposals to be considered at the next annual meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received in writing at the Funds’ offices no later than May 13, 2005. Shareholders also may submit proposals to be voted on at the next annual meeting without having the proposals included in the Funds’ proxy statement. These proposals are known as “non-Rule 14a-8 proposals.” The Funds’ proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal unless written notice of the proposal is presented to the Fund not later than July 27, 2005.

Dated: September 10, 2004

By Order of the Board of Directors,

/s/   Eugene C. Sit
Eugene C. Sit
Chairman

PROXY
Sit Mutual Funds
3300 IDS Center   Minneapolis, Minnesota 55402
(612) 334-5888; (800) 332-5580

SIT MID CAP GROWTH FUND, INC.	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the “Fund”), held of record by the undersigned on August 20, 2004, at the annual meeting of shareholders of the Fund to be held on October 18, 2004, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(01) Eugene C. Sit	(03) William E. Frenzel	(05) John E. Hulse	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(02) Sidney L. Jones	(04) Bruce C. Lueck	(06) Donald W. Phillips	☐	☐	☐

Instruction: To withhold votes for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

2.	Selection of KPMG LLP to serve as the Fund’s independent auditors for the fiscal year ending in the year 2005.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2004

______________________________________
Signature (and title if applicable)

______________________________________
Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY
Sit Mutual Funds
3300 IDS Center   Minneapolis, Minnesota 55402
(612) 334-5888; (800) 332-5580

SIT LARGE CAP GROWTH FUND, INC.	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Large Cap Growth Fund, Inc. (the “Fund”), held of record by the undersigned on August 20, 2004, at the annual meeting of shareholders of the Fund to be held on October 18, 2004, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(01) Eugene C. Sit	(03) William E. Frenzel	(05) John E. Hulse	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(02) Sidney L. Jones	(04) Bruce C. Lueck	(06) Donald W. Phillips	☐	☐	☐

Instruction: To withhold votes for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

2.	Selection of KPMG LLP to serve as the Fund’s independent auditors for the fiscal year ending in the year 2005.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2004

______________________________________
Signature (and title if applicable)

______________________________________
Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY
Sit Mutual Funds
3300 IDS Center   Minneapolis, Minnesota 55402
(612) 334-5888; (800) 332-5580

SIT INTERNATIONAL GROWTH FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit International Growth Fund (the “Fund”), held of record by the undersigned on August 20, 2004, at the annual meeting of shareholders of the Fund to be held on October 18, 2004, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(01) Eugene C. Sit	(03) William E. Frenzel	(05) John E. Hulse	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(02) Sidney L. Jones	(04) Bruce C. Lueck	(06) Donald W. Phillips	☐	☐	☐

Instruction: To withhold votes for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

2.	Selection of KPMG LLP to serve as the Fund’s independent auditors for the fiscal year ending in the year 2005.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2004

______________________________________
Signature (and title if applicable)

______________________________________
Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY
Sit Mutual Funds
3300 IDS Center   Minneapolis, Minnesota 55402
(612) 334-5888; (800) 332-5580

SIT BALANCED FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Balanced Fund (the “Fund”), held of record by the undersigned on August 20, 2004, at the annual meeting of shareholders of the Fund to be held on October 18, 2004, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(01) Eugene C. Sit	(03) William E. Frenzel	(05) John E. Hulse	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(02) Sidney L. Jones	(04) Bruce C. Lueck	(06) Donald W. Phillips	☐	☐	☐

Instruction: To withhold votes for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

2.	Selection of KPMG LLP to serve as the Fund’s independent auditors for the fiscal year ending in the year 2005.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2004

______________________________________
Signature (and title if applicable)

______________________________________
Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY
Sit Mutual Funds
3300 IDS Center   Minneapolis, Minnesota 55402
(612) 334-5888; (800) 332-5580

SIT SMALL CAP GROWTH FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Small Cap Growth Fund (the “Fund”), held of record by the undersigned on August 20, 2004, at the annual meeting of shareholders of the Fund to be held on October 18, 2004, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(01) Eugene C. Sit	(03) William E. Frenzel	(05) John E. Hulse	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(02) Sidney L. Jones	(04) Bruce C. Lueck	(06) Donald W. Phillips	☐	☐	☐

Instruction: To withhold votes for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

2.	Selection of KPMG LLP to serve as the Fund’s independent auditors for the fiscal year ending in the year 2005.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2004

______________________________________
Signature (and title if applicable)

______________________________________
Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY
Sit Mutual Funds
3300 IDS Center   Minneapolis, Minnesota 55402
(612) 334-5888; (800) 332-5580

SIT DEVELOPING MARKETS GROWTH FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Developing Markets Growth Fund (the “Fund”), held of record by the undersigned on August 20, 2004, at the annual meeting of shareholders of the Fund to be held on October 18, 2004, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(01) Eugene C. Sit	(03) William E. Frenzel	(05) John E. Hulse	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(02) Sidney L. Jones	(04) Bruce C. Lueck	(06) Donald W. Phillips	☐	☐	☐

Instruction: To withhold votes for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

2.	Selection of KPMG LLP to serve as the Fund’s independent auditors for the fiscal year ending in the year 2005.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2004

______________________________________
Signature (and title if applicable)

______________________________________
Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY
Sit Mutual Funds
3300 IDS Center   Minneapolis, Minnesota 55402
(612) 334-5888; (800) 332-5580

SIT U.S. GOVERNMENT SECURITIES FUND, INC.	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit U.S. Government Securities Fund, Inc. (the “Fund”), held of record by the undersigned on August 20, 2004, at the annual meeting of shareholders of the Fund to be held on October 18, 2004, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(01) Eugene C. Sit	(03) William E. Frenzel	(05) John E. Hulse	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(02) Sidney L. Jones	(04) Bruce C. Lueck	(06) Donald W. Phillips	☐	☐	☐

Instruction: To withhold votes for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

2.	Selection of KPMG LLP to serve as the Fund’s independent auditors for the fiscal year ending in the year 2005.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2004

______________________________________
Signature (and title if applicable)

______________________________________
Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY
Sit Mutual Funds
3300 IDS Center   Minneapolis, Minnesota 55402
(612) 334-5888; (800) 332-5580

SIT BOND FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Bond Fund (the “Fund”), held of record by the undersigned on August 20, 2004, at the annual meeting of shareholders of the Fund to be held on October 18, 2004, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(01) Eugene C. Sit	(03) William E. Frenzel	(05) John E. Hulse	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(02) Sidney L. Jones	(04) Bruce C. Lueck	(06) Donald W. Phillips	☐	☐	☐

Instruction: To withhold votes for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

2.	Selection of KPMG LLP to serve as the Fund’s independent auditors for the fiscal year ending in the year 2005.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2004

______________________________________
Signature (and title if applicable)

______________________________________
Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY
Sit Mutual Funds
3300 IDS Center   Minneapolis, Minnesota 55402
(612) 334-5888; (800) 332-5580

SIT TAX-FREE INCOME FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Tax-Free Income Fund (the “Fund”), held of record by the undersigned on August 20, 2004, at the annual meeting of shareholders of the Fund to be held on October 18, 2004, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(01) Eugene C. Sit	(03) William E. Frenzel	(05) John E. Hulse	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(02) Sidney L. Jones	(04) Bruce C. Lueck	(06) Donald W. Phillips	☐	☐	☐

Instruction: To withhold votes for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

2.	Selection of KPMG LLP to serve as the Fund’s independent auditors for the fiscal year ending in the year 2005.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2004

______________________________________
Signature (and title if applicable)

______________________________________
Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY
Sit Mutual Funds
3300 IDS Center   Minneapolis, Minnesota 55402
(612) 334-5888; (800) 332-5580

SIT MINNESOTA TAX-FREE INCOME FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Minnesota Tax-Free Income Fund (the “Fund”), held of record by the undersigned on August 20, 2004, at the annual meeting of shareholders of the Fund to be held on October 18, 2004, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(01) Eugene C. Sit	(03) William E. Frenzel	(05) John E. Hulse	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(02) Sidney L. Jones	(04) Bruce C. Lueck	(06) Donald W. Phillips	☐	☐	☐

Instruction: To withhold votes for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

2.	Selection of KPMG LLP to serve as the Fund’s independent auditors for the fiscal year ending in the year 2005.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2004

______________________________________
Signature (and title if applicable)

______________________________________
Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY
Sit Mutual Funds
3300 IDS Center   Minneapolis, Minnesota 55402
(612) 334-5888; (800) 332-5580

SIT MONEY MARKET FUND, INC.	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Money Market Fund, Inc. (the “Fund”), held of record by the undersigned on August 20, 2004, at the annual meeting of shareholders of the Fund to be held on October 18, 2004, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(01) Eugene C. Sit	(03) William E. Frenzel	(05) John E. Hulse	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(02) Sidney L. Jones	(04) Bruce C. Lueck	(06) Donald W. Phillips	☐	☐	☐

Instruction: To withhold votes for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

2.	Selection of KPMG LLP to serve as the Fund’s independent auditors for the fiscal year ending in the year 2005.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2004

______________________________________
Signature (and title if applicable)

______________________________________
Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY
Sit Mutual Funds
3300 IDS Center   Minneapolis, Minnesota 55402
(612) 334-5888; (800) 332-5580

SIT SCIENCE AND TECHNOLOGY GROWTH FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Science and Technology Growth Fund (the “Fund”), held of record by the undersigned on August 20, 2004, at the annual meeting of shareholders of the Fund to be held on October 18, 2004, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(01) Eugene C. Sit	(03) William E. Frenzel	(05) John E. Hulse	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(02) Sidney L. Jones	(04) Bruce C. Lueck	(06) Donald W. Phillips	☐	☐	☐

Instruction: To withhold votes for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

2.	Selection of KPMG LLP to serve as the Fund’s independent auditors for the fiscal year ending in the year 2005.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2004

______________________________________
Signature (and title if applicable)

______________________________________
Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY
Sit Mutual Funds
3300 IDS Center   Minneapolis, Minnesota 55402
(612) 334-5888; (800) 332-5580

SIT DIVIDEND GROWTH FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Dividend Growth Fund (the “Fund”), held of record by the undersigned on August 20, 2004, at the annual meeting of shareholders of the Fund to be held on October 18, 2004, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(01) Eugene C. Sit	(03) William E. Frenzel	(05) John E. Hulse	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(02) Sidney L. Jones	(04) Bruce C. Lueck	(06) Donald W. Phillips	☐	☐	☐

Instruction: To withhold votes for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

2.	Selection of KPMG LLP to serve as the Fund’s independent auditors for the fiscal year ending in the year 2005.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2004

______________________________________
Signature (and title if applicable)

______________________________________
Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY
Sit Mutual Funds
3300 IDS Center   Minneapolis, Minnesota 55402
(612) 334-5888; (800) 332-5580

SIT FLORIDA TAX-FREE INCOME FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Florida Tax-Free Income Fund (the “Fund”), held of record by the undersigned on August 20, 2004, at the annual meeting of shareholders of the Fund to be held on October 18, 2004, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Trustees:
	(01) Eugene C. Sit	(03) William E. Frenzel	(05) John E. Hulse	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	(02) Sidney L. Jones	(04) Bruce C. Lueck	(06) Donald W. Phillips	☐	☐	☐

Instruction: To withhold votes for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

2.	Selection of KPMG LLP to serve as the Fund’s independent auditors for the fiscal year ending in the year 2005.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2004

______________________________________
Signature (and title if applicable)

______________________________________
Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.